Deutsche German Equity Fund
(Class A Shares, Class B Shares and Class C Shares)

Deutsche Global Bond Fund
(Class A Shares and Class B Shares)

Deutsche European Bond Fund
(Class A Shares, Class B Shares and Class C Shares)

Series of the Deutsche Funds, Inc.

Supplement to the Combined Prospectus Dated October 31, 1998

The Board of Directors of the Deutsche German Equity Fund, Deutsche Global Bond Fund and the Deutsche European Bond Fund (the "Funds") has voted to liquidate the Funds on or about November 30, 1999. Prior to liquidation, the Funds will continue to take purchase orders from current shareholders. However, no new accounts will be opened. No exchanges will be permitted into the Funds if an account has not already been opened.



                                                                October 22, 1999


Edgewood Services, Inc., Distributor
G02216-16 (10/99)